Exhibit 32.1 - Certifications

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of General Steel Holdings, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2005 as filed with the Commission on May 16, 2005 (the "Report"), I, Zuo Sheng Yu, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        By: /s/ Zuo Sheng Yu
                                           -------------------------------------
                                           Zuo Sheng Yu
                                           Chief Executive Officer and President


DATED: May 16, 2005